Virtus Allocator Premium AlphaSector® Fund,

Virtus AlphaSector® Rotation Fund,

Virtus Dynamic AlphaSector® Fund,

Virtus Global Premium AlphaSector® Fund,

Virtus Premium AlphaSector® Fund,

each a series of Virtus Opportunities Trust

Supplement dated November 12, 2014 to the Summary and

Statutory Prospectuses and Statement of Information (“SAI”) dated January 28, 2014, as supplemented

Important Notice to Investors

The disclosure under “Principal Investment Strategies” in the summary prospectuses of Virtus AlphaSector® Rotation Fund and Virtus Premium AlphaSector® Fund, and in the summary section of each such fund’s statutory prospectus, is hereby amended to remove the reference to the index each such fund seeks to track being published by NASDAQ. This is due to the fact that although the performance of each such index continues to be calculated by NASDAQ, the returns are no longer widely disseminated.

The disclosure under “Portfolio Managers” in the summary prospectus of each fund other than Virtus Dynamic AlphaSector® Fund, and in the summary section of each such fund’s statutory prospectus, is hereby amended to add the following:

➢	Alexey Panchekha, Senior Vice President, Research at F-Squared Institutional, is a manager of the fund. Mr. Panchekha has served as a Portfolio Manager of the fund since November 2014.

The disclosure under “Portfolio Managers” in the summary prospectus of Virtus Dynamic AlphaSector® Fund, and in the summary section of such fund’s statutory prospectus is hereby amended to add the following:

➢	Alexey Panchekha, Senior Vice President, Research at F-Squared Alternative, is a manager of the fund. Mr. Panchekha has served as a Portfolio Manager of the fund since November 2014.

Mr. Panchekha’s name is hereby added as a portfolio manager of each fund since November 2014 in the table applicable to F-Squared Alternative and F-Squared Institutional under “Portfolio Management” beginning on page 200 of the funds’ statutory prospectus, with the following biographical information for him appearing below such table:

Alexey Panchekha. Mr. Panchekha is Senior Vice President of F-Squared Alternative and F-Squared Institutional (“F-Squared”). As Portfolio Manager of the above-named funds, he is responsible for providing the model portfolios to Euclid. Prior to F-Squared, he was Senior Vice President of Markov Processes International (2010 to 2012), a provider of investment research and technology within the financial services industry. Prior thereto, he was a Quant Researcher (2009 to 2010), Head of Portfolio Risk Analytics (2006 to 2009) and Senior Software Engineer (2004 to 2006) at Bloomberg. Mr. Panchekha has over 15 years of investment management industry experience.

Effective as of the date hereof, Mr. Panchekha is hereby added as a portfolio manager of each fund in the “Portfolio Managers” section of the funds’ SAI.

All other disclosure concerning the funds, including fees and expenses, remains unchanged from their prospectuses and SAI dated January 28, 2014.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VOT ASFs SAStrat&PMChanges (11/2014)